UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2023

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Account.

(a) Resignation of Independent Registered Public Accounting Firm

By letter dated July 27, 2023, Marcum, LLP (“Marcum”) notified the Audit Committee of the Board of Directors (the “Audit Committee”) of Digital World Acquisition Corp.’s (the “Company”) of its resignation as the Company’s independent registered public accounting firm.

Marcum’s reports on the financial statements of the Company for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the two most recent fiscal years ended December 31, 2022 and through the subsequent interim period up to and including the date of Marcum’s resignation, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Marcum, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements for those periods.

During the two most recent fiscal years ended December 31, 2022 and through the subsequent interim period preceding Marcum’s resignation, there were the following reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K of the Exchange Act:

•

As disclosed in Item 4.02 of the Company’s Current Report on Form 8-K filed on May 24, 2023, the Company’s Audit Committee concluded, after discussion with the Company’s management and its advisors, that the Company’s audited financial statements as of and for the year ended December 31, 2022 (the “2022 Financial Statements”) included in the Company’s Annual Report on Form 10-K (the “2022 Form 10-K”) should no longer be relied upon due to an error related to the accounting for certain expenses in the previously issued financial statements as of and for the year ended December 31, 2022, as such error is further described in the next paragraph. As a result of such error the Company’s management concluded such financial statement had to be restated, that a material weakness existed in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of December 31, 2022. The material weakness has not been remediated as of the date of this Current Report on Form 8-K and the Company has not yet filed an amended Form 10-K with such restated financial statements (the “Form 10-K/A”).

•

Immediately after filing its 2022 Form 10-K, the Company’s management submitted documentation to Marcum for the filing of the Company’s Quarterly Report on Form 10-Q for the interim period ending March 31, 2023 (the “Q1 Form 10-Q”). As part of the preparation of its Q1 Form 10-Q, management provided Marcum with (i) two new invoices received during the first quarter of 2023, which were for certain services rendered in fiscal year 2022 and (ii) the board minutes for the first quarter of 2023. Upon review, Marcum notified the management that the two invoices had been recorded incorrectly. They should have been reported under the 2022 Financial Statements included in the 2022 Form 10-K. Moreover, Marcum pointed out that some Board of Directors meeting minutes from the first quarter of 2023 were missing from the materials submitted for the audit of the 2022 Financial Statements. During the submission period for the 2022 Form 10-K, the Company’s management had provided all Board of Directors’ meeting minutes up until December 31, 2022. This was consistent with both the Company’s prior practice and Marcum’s requests in previous audits. Thus, the Company’s new management understood Marcum’s request for review to only relate to the Board of Directors meeting minutes for fiscal year 2022, which were duly submitted. In April 2023, the Company submitted all available Board of Directors meeting minutes for fiscal year 2023. Since Marcum did not make any follow-up requests on such minutes, the Company’s management incorrectly concluded that the request had been fulfilled.

Neither of the aforementioned occurrences were intentional. Instead, they reflected the ongoing efforts of the Company’s new management to transition from the previous administrative procedures to the current processes and control procedures. This transition involved revisions to document controls, accounting procedures, and communication protocols. The implementation of these new procedures began in April 2023 and has now been completed. The Company provided Marcum with these updated control procedures and protocols, as well as fulfilled certain other requests for information. This included publicly available information in connection with a previously announced settlement with the Securities and Exchange Commission (the “SEC”). Despite the Company’s full cooperation, Marcum, without any notice, sent a resignation letter without providing further details regarding the reasons for the resignation or any additional clarifications.

The Company maintains that, had Marcum adhered to the requisite audit procedures, they should have identified the unintentionally omitted invoices during what would typically be standard inquiries with the Company’s service providers. In addition, consistent with prior audit periods, Marcum should have been aware that the Company maintains minutes of its Board of Directors meetings. The Company recently learned that on June 21, 2023, Marcum settled an enforcement action with the SEC. In this action, the SEC determined “...they reflected systemic quality control failures throughout the firm. Marcum agreed to pay a $10 million penalty to settle the charges” and the SEC added “The strain of this growth, however, exposed substantial, widespread, and pre-existing deficiencies in the firm’s underlying quality control policies, procedures, and monitoring. These deficiencies permeated nearly all stages of the audit process and were exacerbated as Marcum took on more SPAC clients. Moreover, in hundreds of SPAC audits, Marcum failed to comply with audit standards related to audit documentation, engagement quality reviews, risk assessments, audit committee communications, engagement partner supervision and review, and due professional care.”

As previously discussed, the Company complied with Marcum’s requests for information. The Company viewed the aforementioned issues as initial differences of opinion based on incomplete facts or preliminary information, rather than as a “disagreement” as defined by Item 304(a)(1)(iv). Prior to receiving Marcum’s resignation letter, the Company was expecting to reach a favorable decision from Marcum in order to file its Form 10-K/A and Q1 Form 10-Q.

As of July 27, 2023, Marcum had not completed its audit procedures or issued any reports on the Company’s restated 2022 Financial Statements.

Other than as disclosed above, there were no reportable events during the fiscal years ended December 31, 2022 and 2021, and through the subsequent interim period preceding Marcum’s resignation.

The Audit Committee is currently seeking a new independent registered public accounting firm and intends to engage such firm as soon as practicable. The Company expect to authorize Marcum to respond fully to the inquiries of the successor independent registered accounting firm.

In accordance with Item 304(a)(3) of Regulation S-K under the Exchange Act, the Company provided Marcum with a copy of the statements set forth in this Item 4.01 prior to the filing of this Form 8-K and requested that Marcum furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Marcum has not provided its letter as of the time of the filing of this Form 8-K. Accordingly, the Company has requested that Marcum provide its letter as promptly as possible so that the Company can file the letter with the SEC within ten business days after the date of filing of this Form 8-K. The Company will file such letter by an amendment of this Form 8-K within two business days of receipt.

Additional Information and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with a proposed business combination (the “Business Combination”) with Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”). The definitive proxy statement and other relevant documents will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Securityholders of the Company and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about the Company, TMTG and the Business Combination. The Company’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

The Company has also filed a definitive proxy statement with the SEC with respect to the proposed extension of its liquidation date. The definitive proxy statement for the extension of the liquidation date will be mailed to stockholders of the Company. Securityholders of the Company and other interested persons are advised to read the definitive proxy statement and any amendments thereto, in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the extension of the liquidation date because these documents will contain important information. The Company’s securityholders and other interested persons will also be able to obtain copies of the definitive proxy statement, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

The Company and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposed extension and the Business Combination. Securityholders of the Company and other interested persons may obtain more information regarding the names and interests of the Company’s directors and officers in the Business Combination in the Company’s filings with the SEC, including in the definitive proxy statement and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in the Company or the proposed extension other than with respect to their interests in the Business Combination, to the extent the extension is effectuated.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Business Combination may not be completed by the Company’s Business Combination deadline (including as a result of a disagreement with TMTG about the outside date of the Merger Agreement) and the potential failure to obtain the Company’s stockholder approval of the extension amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of the Merger Agreement by the stockholders of the Company, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including as a result of the Settlement Agreement, (vi) the failure to achieve the minimum amount of cash available following any redemptions by the Company stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against the Company related to the Merger Agreement or the Business Combination (including as a result of the Settlement Agreement), (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xviii) the Company’s ability to timely find a new auditor in order to continue its public reporting obligations, comply with Nasdaq’s rules and complete the Business Combination and (xix) those factors discussed in the Company’s filings with the SEC and that that will be contained in the definitive extension proxy and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Company’s in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports the Company files with the SEC, including the extension proxy statement. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither the Company nor TMTG gives any assurance that the Company, TMTG, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: August 1, 2023	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer